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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 29, 2004


                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                   DELAWARE                                 000-30111                                76-0474169
       (STATE OR OTHER JURISDICTION OF               (COMMISSION FILE NUMBER)                     (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                                                          IDENTIFICATION NUMBER)
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                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)

                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits


EXHIBIT NO.                       DESCRIPTION
-----------                       -----------
  99.1     -- Press Release of Lexicon Genetics Incorporated dated July 29, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 29, 2004, we issued a press release to report our financial results for the quarter ended June 30, 2004. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

      The information in this Form 8-K and the Exhibit attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LEXICON GENETICS INCORPORATED

Date:   July 29, 2004                  By: /s/ JEFFREY L. WADE
                                           ---------------------------------
                                           Jeffrey L. Wade
                                           Executive Vice President and
                                           General Counsel


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                                INDEX TO EXHIBITS


EXHIBIT NO.                       DESCRIPTION
-----------                       -----------
  99.1     -- Press Release of Lexicon Genetics Incorporated dated July 29, 2004